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                                Exhibit 10(i)

                         Amendment Dated June 1, 1994
                      to Advisory Agreement Between the
                         Registrant and the Advisor.


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                                                                   Exhibit 10(i)


                                June 1, 1994




Mid-America ReaFund Advisors, Inc.
1385 Eaton Center
Cleveland, Ohio 44114

Attention:  James H. Berick, President

Dear Jim:

   Please be advised that the Trustees of Realty ReFund Trust (the "Trust") have agreed to extend the Advisory Agreement between Mid-America ReaFund Advisors, Inc. (the "Adviser") and the Trust, for an additional term of one (1) year expiring June, 1995, on the same terms, conditions and provisions contained in the original Agreement as extended from time to time.

   If this Agreement to extend meets with the approval of the Adviser, please acknowledge the same on the copy of this letter enclosed for that purpose.

          Very truly yours,

          Realty ReFund Trust



          By /s/ Alan M. Krause
            Alan M. Krause
            Chairman


          And
            Christine Turk
            Secretary


/ct
Enclosure

   The foregoing extension is hereby accepted.

          Mid-America ReaFund Advisors, Inc.



          By /s/ James H. Berick
            James H. Berick, President